UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                           Portec Rail Products, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       West Virginia                   000-50543                  55-0755271
 -------------------------          -----------------       --------------------
(State or other jurisdiction        (SEC File Number)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

                900 Old Freeport Road, Pittsburgh, PA 15238-8250
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 782-6000


                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K

Item 5.   Other Events

          On January 28, 2004, Portec Rail Products, Inc. announced the completion of its underwritten initial public offering of 2,000,000 shares of its common stock, par value $1.00 per share, at a price of $10.00 per share. A press release announcing the completion of the offering is included as an exhibit.

Item 7.   Exhibits

          Exhibit 99 - - Press release dated January 28, 2004.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Portec Rail Products, Inc.


DATE:  February 2, 2004                 By: /s/ John S. Cooper
                                           -------------------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer










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                                  EXHIBIT INDEX

99                Press release dated January 28, 2004.